DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this report on the Dreyfus BASIC Intermediate Municipal Bond Portfolio for the 12-month period ended August 31, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 8.51%,* and an annualized tax-free distribution rate per share of 4.56%.**

The Economy

  Having consistently viewed inflation as the primary threat to our strong growth, low unemployment economy, the Federal Reserve Board (the "Fed") now has another factor to ponder in setting monetary policy: the risk of global recession. The wave of economic uncertainty that shook stock markets and caused currencies to devalue, begun in Thailand on July 2, 1997 (the onset of the Asian financial crisis) , has spread through Asia and around the world. By the end of the reporting period, Russia had devalued its ruble. All this financial tumult has underscored just how economically interrelated the world's nations are. In fact, the fragility of global financial markets has been a key factor in the Fed' s reluctance to raise interest rates in an economy now in its seventh year of economic expansion. It feared that a rise in rates might threaten the stability of other currencies.

  There were additional economic factors that stayed the Fed's hand. Inflation has remained tame, comfortably below 2% on the consumer level, and is minimal at the production level of the economy as well. One reason for the low inflation rate is the strong dollar, which keeps imports cheap; domestic producers are constrained from raising prices by competition from cheaper foreign goods. This has all been good news for consumers, who account for two thirds of all economic activity. Bolstered by solid wage gains and abundant jobs, consumers have been a driving positive force in the economy. Whether it was housing, automobiles, big ticket or small ticket items, their spending and their overall economic optimism both were robust. But by the end of the reporting period, there were hints that this could change. The political and economic instability in Russia jolted the U.S. stock market in August. The stock market selloff could cause consumers to grow less confident and curtail spending, even though the larger-scale economic fundamentals for consumers remain positive: low inflation and plentiful jobs.

  The wave of devaluations that began over a year ago in Southeast Asia has become stronger. Collapsing currencies, the latest being the Russian ruble, have triggered often violent reactions in foreign financial markets. The distant financial turmoil has resulted in a reduced demand for U.S. exports, and has begun to curtail domestic corporate profit growth. In the second quarter, profits declined year-over-year for the first time in almost a decade. Mirroring the slide in corporate profits, industrial production declined in June and July. In addition to the profit pinch, second-quarter economic growth lessened to 1.6% , the slowest rate in three years and dramatically below the 5.5% rate reported for the first quarter. We remain alert for additional signs of the domestic effects of global financial problems.

Market Environment

  Intermediate-term  U.  S.  Treasury notes have dramatically outperformed their municipal counterparts as interest rates continue to decline, due to the continuing financial crisis in Asia and other foreign countries. During a financial crisis, foreign investors typically purchase U.S. Treasuries for their financial stability. Since foreign investors don't pay U.S. taxes, municipal bonds ordinarily would not be purchased by those investors. A fifteen-year municipal bond currently yields 90% of an equivalent U. S. Treasury yield, while the municipal market's health care sector is approximately 96% of an equivalent
U. S. Treasury yield. The lag in municipal performance is mainly due to the imbedded calls that exist in most municipal bonds. In general, municipals have ten years of call protection, which limits their appreciation potential. Intermediate-term U. S. Treasury notes are not callable, which enables them to outperform municipals as interest rates decline. There also appear to be supply and demand imbalances, which currently favor U. S. Treasury notes. Municipal supply continues to be strong while demand has lagged. The opposite appears to
be    occurring    in    the    U.    S.    Treasury    markets.

  Heavy new issue volume in some high income tax states has continued to easily exceed a local market's demand. This has allowed national municipal funds the opportunity to continue to purchase specialty state issues at attractive levels. This is especially true of the health care sector, which has a very heavy supply of new issue bonds being sold in the primary market. When this supply subsides, these types of issues should become more valuable as demand could eventually outstrip supply. We do not expect this imbalance to last for a long time.

The Portfolio

The Fund has continued to implement specific investment strategies, which have enhanced its total return while maintaining a high level of current income. From September 1997 through early 1998, the Fund maintained a defensive posture due to a low interest rate environment. During this time, premium bonds were purchased which emphasize current income and have a better ability to protect the principal price of the Fund in a declining market. Interest rates bottomed out by the middle of January and rose through April. As interest rates rose, premium bonds held by the Fund performed extremely well. By late February, interest rates had risen to a point where the Fund reversed strategy and began purchasing discounted bonds. The Fund continued to purchase discount bonds through August as interest rates slowly declined. During this time frame, the Fund increased its purchase of hospital bonds, which were selling at substantial discounts when compared to the rest of the municipal market and represented a good opportunity to enhance the value of the Fund. If interest rates continue to fall, the Fund would consider changing investment strategies because discounts would start to trade at a premium when compared to the rest of the municipal market.

  The Fund' s performance was strong over the12-month period ended August 31, 1998. The Fund' s total return of 8.51% compares favorably with Lipper's Intermediate Municipal Debt Funds Category Average of 7.01%. The Fund will continue to seek to enhance its performance potential by purchasing bonds which are currently out of favor, and are trading at a substantial discount when compared to the rest of the municipal market.

  Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.

               Very truly yours,





               [Richard J. Moynihan logo signature]


               Richard J. Moynihan

               Director, Municipal Portfolio Management

               The Dreyfus Corporation

September 18, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.


DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO           AUGUST 31, 1998
-----------------------------------------------------------------------------

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL
                                  BOND INDEX

                                    Dollars

$13,910

Lehman Brothers 10-Year Municipal Bond Index*

$13,714

Dreyfus BASIC Intermediate Municipal Bond Portfolio

*Source: Lehman Brothers

Average Annual Total Returns
-----------------------------------------------------------------------------

                     One Year Ended          From Inception (5/4/94)

                    August 31, 1998           to August 31, 1998

                  ____________________     ___________________________

                        8.51%                       7.57%
---------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus BASIC Intermediate Municipal Bond Portfolio on 5/4/94 (Inception Date) to a $10,000 investment made in the Lehman Brothers 10-Year Municipal Bond Index on that date. For comparative purposes, the value of the Index on 4/30/94 is used as the beginning value on 5/4/94. All dividends and capital gain distributions are reinvested.

The Portfolio invests primarily in municipal securities and maintains a portfolio with a weighted-average maturity ranging between 3 and 10 years. The Portfolio' s performance shown in the line graph takes into account fees and expenses. Unlike the Portfolio, the Lehman Brothers 10-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 years. The Index does not take into account charges, fees and other expenses and, coupled with the potentially longer maturity of the Index, can contribute to the Index potentially outperforming the Portfolio. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                      AUGUST 31, 1998

                                                                                                   Principal

Long-Term Municipal Investments--94.9%                                                               Amount            Value
-------------------------------------------------------                                            __________        __________
Alabama--1.2%

Alabama Agricultural and Mechanical University, Revenues

  6%, 11/1/2006 (Insured; MBIA, Prerefunded 11/1/2005) (a) . . . . . . . . . . . . . . . .       $  1,000,000      $  1,135,520

Arizona--1.8%

Arizona Transportation Board, Highway Revenue, Refunding 5%, 7/1/2010. . . . . . . . . . .            900,000           948,492

Maricopa County, COP 5.625%, 6/1/2000. . . . . . . . . . . . . . . . . . . . . . . . . . .            730,000           744,359

California--3.3%

California Statewide Communities Development Authority, COP, Revenue, Refunding

 (Triad Healthcare) Zero Coupon, 8/1/2007

  (Insured; California Health Facilities Construction Loan Fund) . . . . . . . . . . . . .          3,000,000         2,049,330

Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue

  Zero Coupon, 1/1/2004  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000           789,550

Hemet, COP (Capital Projects) 6.50%, 2/1/2003. . . . . . . . . . . . . . . . . . . . . . .            200,000           214,940

Colorado--2.3%

Denver City and County, Airport Revenue

  7.25%, 11/15/2007  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            180,000           201,780

Westminster, MFHR, Refunding (Semper Village Apartments)

  5.95%, 9/1/2006 (Guaranteed; AXA Reinsurance)  . . . . . . . . . . . . . . . . . . . . .          1,830,000         1,936,049

Florida--1.7%

Palm Beach County, Criminal Justice Facilities Revenue

  5.90%, 6/1/2008 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,400,000         1,541,428

Hawaii--2.4%

Hawaii 5.80%, 1/1/2005 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,089,550

Hawaii Harbor, Capital Improvement Revenue, Refunding

  6.20%, 7/1/2008 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,107,990

Illinois--1.2%

Chicago Public Building Commerce, Building Revenue

  (Chicago Park District) 5.80%, 1/1/2013 (Insured; FGIC)  . . . . . . . . . . . . . . . .          1,000,000         1,073,110

Indiana--1.2%

Indiana Transportation Finance Authority, Airport Facilities LR

  (United Air) 6.25%, 11/1/2003  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,097,800

Maine--3.7%

Maine Health and Higher Educational Facilities Authority, Revenue

  4.875%, 7/1/2017 (Insured; FSA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,525,000         3,469,305

Massachusetts--3.8%

Massachusetts Health and Educational Facilities Authority, Revenue:

  (Caregroup) 4.50%, 7/1/2014 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . .          2,240,000         2,143,165

  (Sisters Providence Health Systems) 6.20%, 11/15/2002  . . . . . . . . . . . . . . . . .            250,000           272,645

University of Massachusetts Building Authority, Revenue, Refunding

  6.50%, 5/1/2006  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,151,840

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                          AUGUST 31, 1998

                                                                                                   Principal

Long-Term Municipal Investments (continued)                                                          Amount            Value
-------------------------------------------------------                                            __________        __________

Michigan--3.6%

Greater Detroit Resource Recovery Authority, Revenue, Refunding

  6.25%, 12/13/2008 (Insured; AMBAC) . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  1,000,000      $  1,159,710

Michigan Hospital Finance Authority, HR, Refunding:

  (Genesys Health System) 7.10%, 10/1/2002 (Escrowed to Maturity)  . . . . . . . . . . . .            140,000           156,367

  (Genesys Health System) 7.10%, 10/1/2002 . . . . . . . . . . . . . . . . . . . . . . . .            860,000           951,220

  (Holland Community Hospital) 5.25%, 1/1/2010 . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,035,290

Missouri--1.3%

Missouri Regional Convention and Sports Complex Authority

  (Convention and Sports Project) 5.50%, 8/15/2013 (Insured; MBIA) . . . . . . . . . . . .          1,100,000         1,160,005

New Jersey--2.7%

New Jersey Economic Development Authority, Market Transition Facility Revenue

  7%, 7/1/2003 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,129,880

New Jersey Turnpike Authority, Turnpike Revenue 6%, 1/1/2005 . . . . . . . . . . . . . . .          1,290,000         1,382,016

New York--7.6%

New York State Dormitory Authority, Secured Hospital Revenues

  (Interfaith Medical Center) 5.375%, 2/15/2011  . . . . . . . . . . . . . . . . . . . . .          4,120,000         4,334,199

New York State Housing Corp., Revenue, Refunding 6%, 11/1/2003 . . . . . . . . . . . . . .          1,500,000         1,609,020

New York State Thruway Authority, Service Contract Revenue

  (Local Highway and Bridge) 5.75%, 4/1/2006 . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,086,880

North Carolina--3.2%

Charlotte, COP, Refunding (Convention Facility Project)

  5.25%, 12/1/2013 (Insured; AMBAC)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,750,000         1,815,502

North Carolina Eastern Municipal Power Agency, Power System Revenue, Refunding

  7%, 1/1/2008 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,171,250

Ohio--1.7%

Cuyahoga County, HR (Meridia Health System) 6.20%, 8/15/2005 . . . . . . . . . . . . . . .            505,000           570,069

Ohio Building Authority,(State Facilities-Administration Building Fund Project)

  4.75%, 10/1/2017 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000           973,640

Pennsylvania--19.6%

Beaver County, Refunding 5%, 10/1/2012 (Insured; MBIA) . . . . . . . . . . . . . . . . . .            950,000           974,016

Butler County Hospital Authority, Health Center Revenue, Refunding

  (St. Francis Health Care Project) 6%, 5/1/2008 . . . . . . . . . . . . . . . . . . . . .          1,860,000         2,038,262

Harrisburg Authority, Office and Parking Revenue 5.50%, 5/1/2005 . . . . . . . . . . . . .            650,000           655,174

Hempfield School District, Refunding (Lancaster County)

  5.30%, 10/15/2014 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,031,600

Pennsylvania, COP, Refunding 5.40%, 7/1/2008 (Insured; AMBAC). . . . . . . . . . . . . . .          5,000,000         5,220,000

Pennsylvania Convention Center Authority, Revenue, Refunding

  6.25%, 9/1/2004  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            200,000           214,922

Pennsylvania Finance Authority, Revenue, Refunding

  (Municipal Capital Improvements Program) 6.60%, 11/1/2009  . . . . . . . . . . . . . . .          1,000,000         1,116,580


DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
-----------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                          AUGUST 31, 1998

                                                                                                   Principal

Long-Term Municipal Investments (continued)                                                          Amount            Value
-------------------------------------------------------                                            __________        __________

Pennsylvania (continued)

Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue

  5.50%, 12/1/2012 (Insured; AMBAC, Prerefunded 12/1/2004) (a) . . . . . . . . . . . . . .       $  4,000,000      $  4,392,280

Philadelphia, Water and Wastewater Revenue, Refunding

  5.75%, 6/15/2013 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,077,720

Philadelphia Hospitals and Higher Education Facilities Authority, Revenue

  (Northwestern Corp.) 6.50%, 6/1/2004 (Prerefunded 6/1/2003) (a)  . . . . . . . . . . . .          1,280,000         1,425,638

Rhode Island--1.2%

Rhode Island, Consolidated Capital Development Loan

  5.95%, 8/1/2013 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,081,460

Texas--7.8%

Brazos Higher Education Authority, Student Loan Revenue, Refunding

  6.20%, 12/1/2002 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            180,000           194,112

Houston Airport System, Special Facilities Revenue (Automated People Mover)

  5.375%, 7/15/2009 (Insured; FSA, Guaranteed; Continental Airline, Inc.)  . . . . . . . .          1,385,000         1,472,255

Irving Hospital Authority, HR (Irving Healthcare Systems)

  5.70%, 7/1/2008 (Insured; FSA) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,675,000         1,800,658

Lower Colorado River Authority, Revenue, Refunding

  Zero Coupon, 1/1/2003 (Insured; AMBAC) . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000           840,150

Mesquite Health Facilities Development Corporation

 Retirement Facilities Revenue, Refunding (Christian Retirement Facility):

    5.70%, 2/15/2002 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            285,000           296,936

    5.80%, 2/15/2003 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            315,000           331,749

San Antonio, Water Revenue:

  6.30%, 5/15/2004 (Insured; FGIC, Escrowed to Maturity) . . . . . . . . . . . . . . . . .            100,000           111,649

  6.30%, 5/15/2004 (Insured; FGIC) . . . . . . . . . . . . . . . . . . . . . . . . . . . .            900,000           984,969

Waco 6%, 2/1/2004 (Insured; FGIC). . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,070,000         1,168,622

Utah--1.7%

Salt Lake County Municipal Building Authority, LR

  6.15%, 10/1/2010 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,450,000         1,605,020

Virginia--2.7%

Brunswick County Industrial Development Authority, Correctional Facility LR

  5.55%, 7/1/2008 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,325,000         1,454,466

Virginia Housing Development Authority, Commonwealth Mortgage

  5.75%, 1/1/2001  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,033,710

Washington--2.5%

Snohomish County Public Utility District Number 1, Electric Revenue

  6.60%, 1/1/2002 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,077,660

Washington Health Care Facilities Authority, Revenue, Refunding

  (Gray Harbor Community Hospital) 5.75%, 7/1/2010 (Insured; Asset Guaranty) . . . . . . .          1,180,000         1,281,999


DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                          AUGUST 31, 1998

                                                                                                   Principal

Long-Term Municipal Investments (continued)                                                          Amount            Value
-------------------------------------------------------                                            __________        __________


West Virginia--1.1%

West Virginia Public Energy Authority, Energy Revenue (Morgantown Associates
Project)

  5.05%, 7/1/2008 (LOC; Swiss Bank Corp.)  . . . . . . . . . . . . . . . . . . . . . . . .       $  1,000,000      $  1,039,160

Wisconsin--2.2%

Wisconsin:

  5.20%, 5/1/2013  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,022,850

  Transportation Revenue 5.40%, 7/1/2004 . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,045,800

Wyoming--.8%

Wyoming Farm Loan Board, Capital Facilities Revenue

  Zero Coupon, 10/1/2004 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000           776,580

U.S. Related--12.6%

Puerto Rico Commonwealth Highway and Transportation Authority, Highway Revenue:

  5.40%, 7/1/2006  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,000,000         3,176,100

  5.40%, 7/1/2006 (Insured; FSA) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8,000,000         8,466,400

                                                                                                                   ____________

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $83,584,898) . . . . . . . . . . . . . . . . .                          $87,910,398

                                                                                                                   ============


Short-Term Municipal Investments--3.3%
-------------------------------------------------------

Illinois--1.7%

Will County, SWDR VRDN (BASF Corp. Project) 3.75% (b). . . . . . . . . . . . . . . . . . .       $  1,600,000      $  1,600,000

Louisiana--1.6%

Ascension Parish, Revenue, VRDN (BASF Corp. Project) 3.75% (b) . . . . . . . . . . . . . .          1,500,000         1,500,000

                                                                                                                   ____________

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $3,100,000) . . . . . . . . . . . . . . . . .                         $  3,100,000

                                                                                                                   ============


TOTAL INVESTMENTS (cost $86,684,898) . . . . . . . . . . . . . . . . . . . . . . . . . . .              98.2%       $91,010,398

                                                                                                      =======      ============


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               1.8%      $  1,650,266

                                                                                                      =======      ============


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%       $92,660,664

                                                                                                      =======      ============


DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
-----------------------------------------------------------------------------


Summary of Abbreviations
-----------------------------------------------------------------------------
AMBAC       American Municipal Bond Assurance Corporation           LR          Lease Revenue

COP         Certificate of Participation                            MBIA        Municipal Bond Investors Assurance

FGIC        Financial Guaranty Insurance Company                                   Insurance Corporation

FSA         Financial Security Assurance                            MFHR        Multi-Family Housing Revenue

HR          Hospital Revenue                                        SWDR        Solid Waste Disposal Revenue

LOC         Letter of Credit                                        VRDN        Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------

Fitch                or            Moody's             or            Standard & Poor's              Percentage of Value

____                               ________                          _________________              ___________________

AAA                                Aaa                               AAA                                  47.9%

AA                                 Aa                                AA                                   14.0

A                                  A                                 A                                    27.1

BBB                                Baa                               BBB                                   6.6

F-1+ & F-1                         MIG1, VMIG1, & P1                 SP1 & A1                              3.4

Not Rated (c)                      Not Rated (c)                     Not Rated (c)                         1.0

                                                                                                         _______

                                                                                                         100.0%

                                                                                                         =======
Notes to Statement of Investments:
-----------------------------------------------------------------------------
(a) Bonds   which   are  prerefunded  are  collateralized  by  U.S.  Government securities  which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

(b) Securities payable on demand. Variable interest rate-subject to periodic change.

(c) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

(d) At August 31, 1998, the Fund had $24,080,462 (26.0%) of net assets invested in securities whose payment of principal and interest is dependent upon revenues generated from transportation projects.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                           AUGUST 31, 1998

                                                                                                     Cost              Value
                                                                                                 ____________       ___________
ASSETS:                          Investments in securities--See Statement of Investments . .      $86,684,898       $91,010,398

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              669,766

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                              992,402

                                 Receivable for shares of Common Stock subscribed  . . . .                               15,149

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               24,680

                                                                                                                   ____________

                                                                                                                     92,712,395

                                                                                                                   ____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               17,255

                                 Accrued expenses and other liabilities  . . . . . . . . .                               34,476

                                                                                                                   ____________

                                                                                                                         51,731

                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $92,660,664

                                                                                                                   ============


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                          $88,048,810

                                 Accumulated net realized gain (loss) on investments . . .                              286,354

                                 Accumulated gross unrealized appreciation on investments.   .                        4,325,500

                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $92,660,664

                                                                                                                   ============

SHARES OUTSTANDING

(500 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED). . . . . . . . . . . . . .                            6,831,262

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $13.56

                                                                                                                        =======


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                            YEAR ENDED AUGUST 31, 1998

INVESTMENT INCOME
INCOME                           Interest Income . . . . . . . . . . . . . . . . . . . . .                           $4,012,337

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .       $    469,348

                                 Shareholder servicing costs--Note 3(b)  . . . . . . . . .             76,122

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             29,955

                                 Auditing fees . . . . . . . . . . . . . . . . . . . . . .             22,580

                                 Custodian fees  . . . . . . . . . . . . . . . . . . . . .              8,749

                                 Prospectus and shareholders' reports  . . . . . . . . . .              3,366

                                 Directors' fees and expenses--Note 3(c) . . . . . . . . .              1,632

                                 Legal fees  . . . . . . . . . . . . . . . . . . . . . . .              1,336

                                 Loan commitment fees--Note 2  . . . . . . . . . . . . . .                641

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .             17,299

                                                                                                  ___________

                                        Total Expenses . . . . . . . . . . . . . . . . . .            631,028

                                 Less--reduction in management fee due to

                                    undertaking--Note 3(a) . . . . . . . . . . . . . . . .           (278,376)

                                                                                                  ___________

                                        Net Expenses . . . . . . . . . . . . . . . . . . .                              352,652

                                                                                                                    ___________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            3,659,685

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . . . . . .       $    317,699

                                 Net unrealized appreciation (depreciation) on investments . .      2,451,973

                                                                                                  ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                            2,769,672

                                                                                                                    ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                           $6,429,357

                                                                                                                    ===========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                 Year Ended      Year Ended

                                                                                              August 31, 1998  August 31, 1997

                                                                                              _______________  _______________

OPERATIONS:
   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $  3,659,685       $  2,964,919

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . .               317,699            830,786

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . .             2,451,973          1,122,381

                                                                                              ____________       ____________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . .             6,429,357          4,918,086

                                                                                              ____________       ____________

DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (3,677,127)        (2,954,332)

   Net realized gain on investments  . . . . . . . . . . . . . . . . . . . . . . . .              (822,083)          (116,833)

                                                                                              ____________       ____________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (4,499,210)        (3,071,165)

                                                                                              ____________       ____________

CAPITAL STOCK TRANSACTIONS:

   Net proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . .            36,124,077         63,306,603

   Dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             3,570,034          2,344,563

   Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (15,335,815)       (47,723,666)

                                                                                              ____________       ____________

       Increase (Decrease) in Net Assets from Capital Stock Transactions . . . . . .            24,358,296         17,927,500

                                                                                              ____________       ____________

          Total Increase (Decrease) in Net Assets  . . . . . . . . . . . . . . . . .            26,288,443         19,774,421

NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            66,372,221         46,597,800

                                                                                              ____________       ____________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $92,660,664        $66,372,221

                                                                                              ============       ============


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . .                   --       $      17,442

                                                                                              ____________       ____________


                                                                                                 Shares            Shares

                                                                                              ____________       ____________

CAPITAL SHARE TRANSACTIONS:

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             2,702,923          4,858,139

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . .               267,346            179,212

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (1,148,735)        (3,660,946)

                                                                                              ____________       ____________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . . . .             1,821,534          1,376,405

                                                                                              ============       ============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Contained  below  is  per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                     Year Ended August 31,

                                                                    ______________________________________________________
PER SHARE DATA:                                                   1998         1997         1996         1995         1994(1)
                                                                 ______       ______       ______       ______        ______
   Net asset value, beginning of period  . . . . . . . . . .     $13.25       $12.83       $12.95       $12.65        $12.50

                                                                 ______       ______       ______       ______        ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .        .63          .66          .65          .68           .24

   Net realized and unrealized gain (loss)

       on investments  . . . . . . . . . . . . . . . . . . .        .47          .45         (.12)         .30           .15

                                                                 ______       ______       ______       ______        ______

   Total from Investment Operations  . . . . . . . . . . . .       1.10         1.11          .53          .98           .39

                                                                 ______       ______       ______       ______        ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . ..      (.63)        (.66)        (.65)        (.68)         (.24)

   Dividends from net realized gain on investments . . . . .       (.16)        (.03)          --           --            --

                                                                 ______       ______       ______       ______        ______

   Total Distributions . . . . . . . . . . . . . . . . . . .       (.79)        (.69)        (.65)        (.68)         (.24)

                                                                 ______       ______       ______       ______        ______

   Net asset value, end of period  . . . . . . . . . . . . .     $13.56       $13.25       $12.83       $12.95        $12.65

                                                                 ======       ======       ======       ======        ======


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .       8.51%        8.95%        4.07%        8.09%         3.11%(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .        .45%         .24%         .39%         .11%           --

   Ratio of net investment income

       to average net assets . . . . . . . . . . . . . . . .       4.68%        5.07%        5.01%        5.45%         5.53%(3)

   Decrease reflected in above expense ratios

       due to undertakings by the Manager  . . . . . . . . .        .36%         .56%         .46%         .81%         1.54%(3)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .      15.38%       64.65%       54.99%       34.12%        41.15%(2)

   Net Assets, end of period (000's Omitted) . . . . . . . .      $ 92,661     $ 66,372     $ 46,598      $ 43,155     $ 28,275
-----------------------------

(1)  From May 5, 1994 (commencement of operations) to August 31, 1994.
(2)  Not annualized.
(3)  Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus BASIC Intermediate Municipal Bond Portfolio (the "Fund") is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended, (the " Act" ) as an open-end management investment company and operates as a series company currently offering four series, including the Fund. The Fund' s investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund' s operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custodian agreement, the Fund received net earnings credits of $4,760 during the period ended August 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from September 1, 1997 through June 30, 1998, and thereafter, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expense, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the Fund' s average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $278,376 during the period ended August 31, 1998.

  (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 1998, the Fund was charged $58,510 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended August 31, 1998, the Fund was charged $8,240 pursuant to the custody agreement.

  (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 1998 amounted to $33,399,062 and $11,609,514, respectively.

  At August 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORFOLIO

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Intermediate Municipal Bond Portfolio (one of the Series constituting Dreyfus BASIC Municipal Fund, Inc.) as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Intermediate Municipal Bond Portfolio at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

October 2, 1998

IMPORTANT TAX INFORMATION (UNAUDITED)

  In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended August 31, 1998:

  -- all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax), and

  -- the Fund hereby designates $.0288 per share as a long-term capital gain distribution (of which none is subject to the 20% maximum Federal tax rate) of the $.1555 per share paid on December 4, 1997.

  As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.



[dreyfus lion "d" logo]                                    (reg.tm)

[dreyfus logo]                                   (reg.tm)


DREYFUS BASIC INTERMEDIATE

MUNICIPAL BOND PORTFOLIO

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                              126AR988

BASIC Intermediate

Municipal Bond

Portfolio

Annual Report

August 31, 1998